                                                                       Exhibit A


                List of Members, Directors and Executive Officers
                              of Reporting Persons


                     UBS CAPITAL JERSEY CORPORATION II LTD.

       The names and titles of the directors and executive officers of UBS Capital Jersey Corporation II, Ltd. and their business addresses and principal occupations are set forth below.



Name of Director            Nationality           Principal Occupation/Address
----------------            -----------           ----------------------------
Andrew Evans                British               Finance Director
                                                  UBS AG, London Branch
                                                  100 Liverpool Street
                                                  London

Derek Smith                 British               Managing Director
                                                  UBS AG
                                                  Pelikanstrasse 6/8
                                                  Zurich

Anthony R. Hillman          British               Attorney
                                                  Jersey Trust Company
                                                  P.O. Box 1075
                                                  Elizabeth House
                                                  9 Castle Street
                                                  St. Helier
                                                  Jersey JE4 2QB
                                                  Channel Islands

Nigel A. LeQuesne           British               Attorney
                                                  Jersey Trust Company
                                                  P.O. Box 1075
                                                  Elizabeth House
                                                  9 Castle Street
                                                  St. Helier
                                                  Jersey JE4 2QB
                                                  Channel Islands

       JTC Management Limited, a limited partnership formed under the laws of Jersey, Channel Islands, serves as the Secretary of the UBS Capital Jersey Corporation II, Ltd. JTC

Management Limited's address c/o Jersey Trust Company, P.O. Box 1075, Elizabeth House, 9 Castle Street, St. Helier, Jersey JE4 2QB, Channel Islands.

    UBS CAPITAL AMERICAS III, LLC f/k/a UBS CAPITAL AMERICAS (LA-ADVISOR) LLC

       The names and titles of the managers of UBS Capital Americas III, LLC f/k/a/ UBS Capital Americas (LA-Advisor) LLC and their business addresses and principal occupations are set forth below.


Name of Manager             Nationality           Principal Occupation/Address
---------------             -----------           ----------------------------

Charles J. Delaney          American              Principal
                                                  299 Park Avenue
                                                  New York, NY  10171

Michael Greene              American              Principal
                                                  299 Park Avenue
                                                  New York, NY  10171

Justin S. Maccarone         American              Principal
                                                  299 Park Avenue
                                                  New York, NY  10171

George A. Duarte            American              Principal
                                                  299 Park Avenue
                                                  New York, NY  10171

Charles J. Santos-Buch      American              Principal
                                                  299 Park Avenue
                                                  New York, NY  10171

Marcelo Pestarino           Argentinian           Transactor
                                                  Tucuman 1, Piso 16
                                                  (1049) Buenos Aires, Argentina

Luiz Spinola                Brazilian             Transactor
                                                  Av. Juscelino Kubitschek
                                                  50 6 andar
                                                  04543-000 Sao Paolo - SP,
                                                  Brazil


                                     UBS AG

       The names and titles of the members of the Group Executive Board, directors and executive officers of UBS AG and their business addresses and principal occupations are set forth below.

Directors


Name of Director            Nationality           Address
----------------            -----------           -------
Chairman:
Marcel Ospel                Swiss                 President des Verwaltungsrates
                                                  UBS AG
                                                  Aeschenplatz 6
                                                  4002 Basle

Vice Chairman:
Alberto Togni               Swiss                 Vize president des
                                                  Verwaltungsrates
                                                  UBS AG
                                                  Aeschenplatz 6
                                                  4002 Basle

Vice Chairman:
Joannes A. de Gier          Dutch                 Vice Chairman
                                                  UBS AG
                                                  1 Curzon Street
                                                  London

Markus Kundig               Swiss                 Vice Chairman
                                                  P.O. Box 4463
                                                  6304 Zug

Peter Bockli                Swiss                 Advocat
                                                  Bockli Thomann & Parmer
                                                  St. Jakobs-Strasse 41
                                                  P.O. Box 2342
                                                  4002 Basle

Sir Peter Davis             British               Group Chief Executive
                                                  J.  Sainsbury plc
                                                  Stamford House
                                                  Stamford Street
                                                  London SE1 9LL

Dr. Rolf A. Meyer           Swiss                 Consultant
                                                  Heiniweidstrasse 18
                                                  8806 Bach

Hans Peter Ming             Swiss                 Director of Sika Finanz AG
                                                  Wiesenstrasse 7
                                                  8008 Zurich

Lawrence A. Weinbach        American              Chairman, President and Chief
                                                  Executive Officer
                                                  UNYSIS Corporation
                                                  P.O. Box 500
                                                  Blue Bell, PA
                                                  USA

       That the names, nationalities and addresses of other responsible persons of the Company are as follows:


Name                        Nationality           Principal Occupation/Address
----                        -----------           ----------------------------

Luqman Arnold               Swiss                 President
                                                  UBS AG
                                                  Aeschenplatz 6
                                                  4002 Basle

Georges Gagnebin            Swiss                 CEO - Private Banking
                                                  UBS AG
                                                  Bahnhofstrasse 45
                                                  8021 Zurich

Joseph J. Grano             American              President and CEO
                                                  1285 Avenue of the Americas
                                                  New York, New York

Markus Granziol             Swiss                 Chairman and CEO
                                                  UBS AG
                                                  Bahnhofstrasse 45
                                                  8021 Zurich

Stephan Haeringer           Swiss                 CEO
                                                  UBS Switzerland
                                                  UBS AG
                                                  Bahnhofstrasse 45
                                                  8021 Zurich

Peter Wuffli                                      CEO
                            Swiss                 UBS Asset Management
                                                  UBS AG
                                                  Aeschenplatz 6
                                                  4002 Basle



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